GSMBS 2024-INV1

Opus Capital Markets Consultants, LLC
Executive Narrative

GS 2021-6

wwwww
 Opus Capital Markets Consultants, LLC
300 Tri-State International | Suite 320
Lincolnshire, IL 60069
224.632.1300 | www.opuscmc.com

Executive Narrative

October 15, 2024

Performed by
Opus Capital Markets Consultants, LLC

For
Goldman Sachs Mortgage Company

This report summarizes the results of a due diligence review performed on (202) loans provided by Goldman Sachs Mortgage Company (Customer) who provided Opus Captial Markets Consultants, LLC (Consultant) with a data tape, from which 100% of the loan sample was chosen and loaded into the LauraMac underwriting software. Consultant performed a detailed compliance and credit review on the loan.

The two hundred and two (202) loans are eligible for GSE delivery and were underwritten to the AUS provided in the loan file. The GSE eligible loans are identified as (193) ATR/QM: Exempt Business Purpose Loans, (2) QM: Safe Harbor APOR (APOR SH) loans and (7) QM: Safe Harbor GSE Temporary loans.

Opus was established in 2005 and acquired by Wipro Ltd in January 2014. Owls Partners, LLC acquired Opus December 2022.

1.	Credit Qualification
A re-underwriting review was conducted in order to verify that the requisite underwriting guidelines as specified by Client were met. Confirmation of the loan terms was performed through recalculation and review of documentation contained in the loan file provided to the Consultant.  The Credit Qualification review consisted of the following:
1.1	Guidelines
Determine whether each mortgage loan meets the requisite guideline requirements as specified by the Client. In lieu of specific requirements, Consultant should consider Regulation Z including Appendix Q if applicable.  If the loan pre-dates the requirements of Regulation Z and Appendix Q, Consultant will consider Fannie Mae’s Single-Family guidelines.
1.2	Employment
Review the file documentation for minimum required level of opus employment, income and asset verifications pursuant to Client provided underwriting guidelines.
1.3	Income
Recalculate borrower(s) monthly gross income and verify calculations of income as used by the original loan underwriter at origination to determine compliance with the Client provided underwriting guidelines.
1.4	Assets
Confirm the presence of adequate asset documentation to comply with the Client provided underwriting guideline requirements for closing funds, reserves and borrower liquidity.
1.5	Debt Ratio
Recalculate the debt to income ratio and verify the ratio accuracy used by the loan underwriter at origination to determine compliance with Client provided underwriting guidelines and regulatory requirements.

1.6	Property Valuation
Analyze all appraisals and alternative value tools used to qualify the loan for integrity of comparable sales, completeness of data, eligibility of the appraiser and reasonableness of estimated value. Review the appraisal to determine the appraisal(s) meet the requirements of Client provided underwriting guidelines.
1.7	Loan-to-Value Ratio
Recalculate and verify the loan-to-value ratio and combined loan-to-value ratio were accurate at origination and meet Client provided underwriting guideline and regulatory requirements.
1.8	Credit History
Review the credit report to verify that the borrower(s) demonstrate adequate credit depth to comply with the Client provided underwriting guideline requirements.
1.9	Credit Scores
Verify that borrower(s) meet minimum credit score requirements of the Client provided underwriting guidelines
1.10	Compensating Factors
Verify exceptions to the Client provided underwriting guidelines are documented and reasonable.
2.	Document Review
A review of each loan file will be performed to confirm the presence of material documentation as applicable to the specifics of the loan transaction. The Document Review will consist of the following:
2.1	Collateral Docs
2.1.1	Title Commitment / Policy
Verify the presence of the title commitment or final title policy. Confirm vested parties and the description of the property, liens and tax assessments.
2.1.2	Mortgage Note / Security Instrument
Verify the presence of the mortgage note or security instrument. Confirm that the document has been executed by all borrowers and that all riders, addendums and endorsement are present and duly executed.
2.1.3	Mortgage / Deed of Trust
Verify the presence of a copy Mortgage or Deed of Trust. Confirm that the documents have been executed by all required parties and that all riders, addendums and exhibits are present and duly executed.  If the loan closed within 12 months of the review, Consultant will confirm the presence of a letter from the title company specifying the date the Mortgage / Deed Trust was sent for recording.  If the closing did not occur within 12 months of the review and a copy of the recorded Mortgage /Deed of Trust is not contained in the loan file, the Client will submit a report from an independent document custodian verifying the presence of a recoded mortgage or a stamped / signed copy of the document stating the date the document was sent for recording.
2.1.4	Conveyance Deed
Verify as applicable that a proper conveyance deed is present in the loan file. Confirm the proper transfer of ownership interest of the subject parties is detailed on the deed.
2.2	Closing Docs
2.2.1	Final Hud-1 Settlement Statement
If required, verify the presence of a final HUD-1. Verify the completeness of required data and signatures or certification depending upon state compliance requirements.
2.2.2	Final Truth-in-Lending Disclosure

If required, verify the presence of a final Truth-in-Lending Disclosure. Verify the completeness of required data and that all required signatures are present.
2.2.3	Notice of Right to Cancel
If required based on the specifics of the loan transaction, confirm the presence and required execution of the Notice of Right to Cancel.
3.2.4 If required verify the presence of the current Loan Estimate (LE) at the time of origination
3.2.5 If required verify the presence of the current Closing Disclosure (CD) at the time of origination.
2.3	Credit Docs
2.3.1	Loan Application
Verify the presence and completeness of both the initial and final loan applications.
2.3.2	Underwriting Worksheet
Verify the presence of the relative underwriting worksheet i.e. form 1008, FHA MCAW and VA’s Loan Analysis.
2.3.3	Credit Report
Verify the presence of a credit report for each borrower. Confirm that the credit report was pulled within the timing requirements allowable per the Client provided underwriting guidelines.
2.3.4	Housing Payment History
In the absence of housing payment histories on the borrower(s) credit report(s), verify that that the file contains a verification of rent or a verification of mortgage form.
2.3.5	Letters of Explanation
When Letters of Explanation are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
2.3.6	Gift Letters
When Gift Letters are required by the Client provided underwriting guidelines, verify the presence of any such letters exist in the loan file.
2.3.7	Income Documentation
Verify the presence of income and employment related documentation required by the Client provided underwriting guidelines for all borrowing parties contributing income to the debt ratio calculation.
2.3.8	Asset Documentation
Verify the presence of asset documentation required by the Client provided underwriting guidelines in the loan file.
2.3.9	Property Valuation Tools
Verify that each loan file contains adequate appraisal and other third party valuation tools to satisfy the minimum required documentation under the relative Client provided underwriting guidelines.
2.3.10	Proof of Insurance
Verify the presence of insurance certificates for mortgage, hazard and flood insurance on an as needed basis depending upon the specifics of the loan. Confirm that adequate coverage is present to meet the requirements of the Client provided underwriting guidelines.
3.	Regulatory Compliance

Each mortgage loan file will be subject to a post-closing regulatory compliance review to verify that each mortgage loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under (i) the federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) the National Flood Insurance Act, (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances enacted to combat predatory lending.

The regulatory compliance review will be conducted in line with the most recently dated Structured Finance Industry Group (SFIG) RMBS TRID Compliance Review Scope with an effective date of October 2018.

3.1	Third Party Fees

If a third party charge appears to be unreasonable based upon the reviewer’s experience, the fee will be considered unreasonable for purposes of tolerance testing and finance charge calculation (as applicable).

3.2	Federal Truth in Lending Act/Regulation Z:

A review of the material compliance disclosures set forth in Reg Z, as amended, including the Truth in Lending Disclosure and the Notice of Right-to-Cancel, if applicable; and a review and comparison of the material disclosures with a report outlining any TILA violations. This includes a re-calculation of disclosed finance charge [§1026.18(d)], proper execution by all required parties [§1026.17(b)], principal and interest calculations [§1026.18(s)], payment stream(s), recalculation of disclosed APR [§1026.22], and a review to ensure disclosure differences are within the allowed tolerances [§1026.18(d) and §1026.23(g)]. A review of the Notice of Right to Cancel (§1026.15 / §1026.23):  Review includes a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3-day rescission period was adequately provided to the borrower(s).  Further, a review of proper rescission model form usage will be conducted in accordance with Circuit Court ruling methodology related to use of the H8 vs. H9 forms on same lender rescindable transactions.  A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. Opus will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.

3.3	Business Days as Defined by Regulation Z:

General business day is defined as the days on which a creditor’s offices are open to the public for carrying on substantially all of its business functions excluding Sundays and holidays specified by §1026.2(a)(6). Specific business day is defined as all calendar days (Monday through Saturday) excluding Sundays and holidays specified by 5 U.S.C. 6103(a)

3.4	MDIA (Mortgage Disclosure Information Act) - Applications Dated After 07/30/2009 and Prior to 10/03/2015):

3.4.1	Initial Delivery: Creditor must deliver the Initial Disclosures within 3 “general” business days of application
3.4.2	No Pre-disclosure Fees: Creditor may not charge fees, other than credit report fee, prior to borrower receiving the Initial Disclosures
3.4.3	7 Day Waiting Period: Creditor must deliver the Initial Disclosures more than 7 “specific” business days prior to closing
3.4.4
3 Day Waiting Period: Creditor must issue revised disclosures if APR in initial disclosures becomes inaccurate.  Closing may not occur until the 3rd “specific” business day after the consumer receives the corrected disclosures.

3.4.5	APR on Final TIL: APR on Final TIL must be within tolerance 1/8 or ¼ of percent difference in APR based on regular or irregular payment stream.

3.5	Home Ownership Equity Protection Act (HOEPA) testing, to include:

3.5.1	APR test [HOEPA (§1026.32(a)(1))] and [HPML(§1026.35(a)(1))]
3.5.1.1
If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on: (1) a six-month window prior to closing date for missing application date; and (2) all dates between application and closing for missing rate set date. A condition should be set to identify that the application date or rate lock date is missing and that alternative (look-back) testing was utilized. Other evidence in the file (e.g. date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined by the Client on a case by case basis.

3.5.2	Points and Fees test [HOEPA (§1026.32(a)(2))]
3.5.3	Review of HOEPA disclosure (§1026.32(c)) for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
3.5.4	Review and confirm documentation type (i.e. full, stated, no ratio)
3.5.5	Review for evidence of prepayment penalty
3.5.6	Verification of Debt to Income conformity, when necessary.

HOEPA (Section 32) loan coverage has been expanded to include purchase-money mortgages and open-end credit plans (i.e., home equity lines of credit or HELOCS), as well as the amendment of rate and points and fees threshold testing. Consultant system requirements have been updated to address the expansion of coverage as well as amendments to threshold testing. In addition, there is a homeownership counseling requirement to be verified for all covered loans.

3.6	RESPA/Regulation X (Loans with an Application Date prior to 10/03/2015):

Each mortgage loan will be reviewed to ensure compliance with the January 1, 2010, or most current amendments to Regulation X.  The RESPA/Regulation X review will consist of the following:

3.6.1	Good Faith Estimate (GFE):

3.6.2	Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
3.6.3	Confirm the presence of the current GFE form in effect at the time of origination.
3.6.4	Verify the GFE was provided to the borrower(s) within three days of “Application”.
3.6.5	Application shall be defined by Regulation X and generally be considered complete when the following seven conditions are met:
3.6.5.1	Borrower(s) First and Last Name
3.6.5.2	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
3.6.5.3	Subject Property Address (including “To Be Determined”)
3.6.5.4	Mortgage Loan Amount Sought
3.6.5.5	Estimation of Property Value
3.6.5.6	Monthly Income
3.6.5.7	Any other requirement as defined in the lender’s policies and procedures
3.6.6	Consultant will verify that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.
3.6.7
Fees will be reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.

3.6.8	Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)
3.6.9	Change of Circumstance Definition:
3.6.9.1	Acts of God, war, disaster or other emergency;
3.6.9.2	Information particular to borrower or transaction that was relied on in providing the GFE and that changes or is found to be inaccurate after GFE has been provided to borrower;
3.6.9.3	New information particular to the borrower or transaction that was not relied on in providing the GFE; or
3.6.9.4	Other circumstances that are particular to borrower or transaction, including boundary disputes, need for flood insurance or environmental problems
3.6.9.5
In the event any of the above occurs, the loan originator is required to provide a new revised GFE to the borrower within 3 business days of receiving information sufficient to establish “changed circumstances” and document the reason the revised GFE was provided.

3.6.9.6
Rate Locks: If the rate has not been locked by the borrower or a locked rate has expired, the charge or credit for rate chosen, adjusted origination charges, per diem interest and loan terms related to the rate may change.  If borrower later locks the rate, a new GFE must be provided showing the revised rate-dependent charges and terms.  All other charges and terms must remain the same as on the original GFE, except as otherwise provided above for “changed circumstances.”

3.6.10	Final HUD-1: Consultant will confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
3.6.10.1	Confirm the presence of the current applicable Final HUD-1 form
3.6.10.2	Confirm the Final HUD-1 accurately lists all broker and YSP fees.
3.6.11	Good Faith Estimate (GFE) and Final HUD-1 Analysis: Confirm compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:
3.6.11.1	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance) - No variance for the following charges:

3.6.11.1.1	Origination Charge
3.6.11.1.2	Credit or Charge for Interest Rate Chosen
3.6.11.1.3	Adjusted Origination Charge
3.6.11.1.4	Transfer Taxes
3.6.11.2
Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance) - 10% tolerance between GFE and actual charges at settlement for sum of following services:

3.6.11.2.1	Lender-required settlement services (lender selects third-party provider);
3.6.11.2.2	Lender-required services, title services and required title insurance, and owner’s title insurance, when the borrower uses a settlement service provider identified by the loan originator; and
3.6.11.2.3	Government recording charges
3.6.12	Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1
3.6.13	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to
3.6.14	Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1
3.6.15	Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

QM / ATR (QUALIFIED MORTGAGE / ABILITY TO REPAY) DODD FRANK REVIEW (LOANS WITH APPLICATION DATE ON OR AFTER 01/10/2014) Covers Legacy QM Rules  (applications on or after 01/10/2014)  – elective  compliance date of Revised QM Rules (applications on or after 3/1/2021) and mandatory of Revised QM Rules (applications on or after 10/1/2022)
3.7	QM / ATR (Qualified Mortgage / Ability to Repay)
3.7.1 Ability to Repay

•
Consultant will incorporate checkpoints for the ATR’s eight verification steps for any origination QC work. Consultant has the option to run ATR checks on any transactions subject to QM that falls outside the ability to meet QM guidelines, whether due to coverage exceptions or due to failing QM criteria. Thus, any transaction that is being tested for QM will also have the ability to be screened for ATR if the QM testing fails or the loan is exempt from QM

•
Consultant is required to verify all information within the scope of the eight verification steps before an ATR loan can pass. These eight tests include verifications of any amounts used in the loan consideration and a page(s) reference to the third-party records/documentation/images

o	Income and Assets
o	Current Employment Status
o	Monthly qualifying payments for the proposed loan
o	Monthly payment on any simultaneous loans
o	Monthly payment for mortgage related obligations for the proposed loans
o	Debts, alimony and child support
o	Qualifying monthly DTI and/or residual income
o	Credit History
•	If all of the verifications are made and each of the eight topic areas is confirmed to agree with the representations made by the lender, and there are no credit exceptions to the lender’s guidelines, the loan will pass the ATR test. If any of the conditions fail or the loan lacks the documentation to support the stated values in any of the areas, affected items will not be considered verified and the loan will be subject to failing the ATR test.
•	ATR results will be reported as ATR-Pass. ATR-Fail and ATR-Exempt. This is in addition to existing credit and compliance related reporting by the Consultant.

3.7.2              Qualified Mortgage

Consultant’s scope includes review of all available QM types:

•	Legacy QM (for applications taken on or after January 10, 2014 until September 30, 2022);
•        Revised QM (for applications taken on or after March 1, 2021);
•        Agency QM (for applications taken on or after January 10, 2014 until June 30, 2021);
•        Agency QM with APOR (for applications taken on or after July 1, 2021); and
•        Government QM (for applications taken on or after January 10, 2014).

3.7.3              Generally Applicable Factor
The following factors are reviewed for Legacy, Revised and Agency QM categories:

•	REGULAR PAYMENTS. Provides for regular periodic payments that are substantially equal, except for the effect of certain interest rate changes for adjustable or step rates.

•        TERM. Loan term does not exceed 30 years.

•	POINTS AND FEES. Points and fees do not exceed the applicable threshold for the appropriate loan amount.

QM Rules Points and Fees Testing.
(A) Points and fees include:
o	Finance charges, unless excluded;
o	The portion of upfront private mortgage insurance that exceeds FHA premiums;
o	Loan originator compensation – Compensation/YSP known at the time of the consummation will be included but Consultant does not review lender or broker compensation programs as part of its QM testing;
o
Real estate-related fees if the creditor receives direct or indirect compensation in connection with the fee or charge, the fee or charge is paid to a creditor affiliate or the fee or charge is not reasonable;

o	Premiums for credit insurance, credit property insurance, and other insurances where the creditor is the beneficiary, debt cancellation or suspension coverage payments;
o	Maximum prepayment penalty; and
o	Prepayment penalty paid in a refinance.

(B) Points and fees exclude:
o	Interest;
o	Bona fide third-party charges not retained by the creditor;

o	Government mortgage insurance premiums;
o	Private mortgage insurance premiums up to an amount equal to government insurance premiums;
o
Up to two bona fide discount points if the interest before the discount does not exceed APOR by 1% based on a calculation that is consistent with established industry practices for determining the amount of reduction in the interest rate or time-price differential appropriate for the amount of discount points paid by the consumer; if no discount points excluded up to one bona fide discount point if the loan’s interest rate before the discount does not exceed APOR 2%; and

o	Sellers points

(C) A loan is a QM loan if the points and fees do not exceed (values marked with “*” are indexed for inflation):
o	3 percent of the total loan amount for a loan greater than or equal to $100,000;*
o	$3,000* for a loan greater than or equal to $60,000* but less than $100,000;*
o	5 percent of the total loan amount for a loan greater than or equal to $20,000* but less than $60,000;*
o	$1,000* for a loan greater than or equal to $12,500* but less than $20,000;*
o	8 percent of the total loan amount for a loan less than $12,500*

3.7.4	Legacy QM

In addition to the Generally Applicable Factors above, all Legacy QM loans must meet the following:

•
Monthly Payment.  The amount of the monthly payment on the loan is calculated using the maximum rate that may apply during the first five years and considers the monthly payment for simultaneous loans and mortgage obligations.

•	Appendix Q. Considers and verifies income, assets, employment, and debts in accordance with Appendix Q.

•	DTI. The DTI ratio of total monthly debt to total monthly income does not exceed 43 percent.

Verified. Only verified amounts will be included in the QM debt-to-income test - verified income and assets, loan and simultaneous loan payments, insurance, taxes and HOA, alimony, child support and open debts. The calculated value will be the verified debts divided by the verified income represented as a ratio, with amounts less than or equal to 43.00% passing, and anything above 43.00% failing. Failing this test also results in returning an overall QM status of Fail.

3.7.5	Revised QM

In addition to the Generally Applicable Factors above, all Revised QM loans must meet the following:

3.7.5.1                    Monthly Payment.

The amount of the monthly payment on the loan is calculated using the maximum rate that may apply during the first five years and considers the monthly payment for simultaneous loans and mortgage obligations.

3.7.5.2                    Consider and Verify.
The creditor considers and verifies the consumer’s current or expected income and assets and debt and his DTI or residual income

•
As part of the “consider” requirement, Consultant will review the (i) creditor’s policies and procedures provided by Client, as well as any exceptions thereto, for how the creditor takes into account the underwriting factors enumerated above, and (ii) the documentation retained by creditor, such as an underwriting worksheet or a final automated underwriting system certification, showing how the creditor took these factors into account in its ability-to-repay determination.

•	Consider and Verify Safe Harbor. Creditor is deemed to have complied with this “verify” requirement if it complies with the verification standards in one or more of these following agency manuals:

-      Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
-      Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
-      Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single-Family Housing Policy Handbook, issued October 24, 2019;
-      Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
-      Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
-      Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single-Family Guaranteed Loan Program, revised March 19, 2020.

o
For purposes of compliance with verified safe harbor, a creditor must comply with only those provisions in the manuals that require creditors to verify income, assets, debt obligations, alimony and child support using specified documents or to classify and count particular inflows, property, and obligations as income, assets, debt obligations, alimony, and child support,

•
Revised versions of manuals.  A creditor also complies with the verified safe harbor where is complies with revised versions of the manuals listed above provided that the two versions are “substantially similar”.

•
The Revised QM Rule permits the creditor to “mix and match” verification standards from different agency manuals.  Consultant will test the creditor’s “verification” of third- party records in instances when the creditor either uses (i) its own procedures or alternatively, (ii) the verification standards of one or more of the agency handbooks listed above.

•
Note:  the creditor (or client, as the case may be,) must provide written policies and procedures and related documentation such as underwriter worksheets in order for Consultant to review loans under the Revised QM Rules, and in particular, with regard to the “consider” and “verify” requirements.  Further, if the creditor (or client, as the case may be) intends to use the verification safe harbor, its written policies and procedures must specify the precise agency handbook(s) that it is relying on with specific references to the particular provisions addressing income, assets, debt obligations, alimony and child support using specified documents or to classify and count particular inflows, property, and obligations as income, assets, debt obligations, alimony, and child support – as well as the specific dates(s) of the agency handbook(s) issuance, publication or revision.  In addition, Consultant is not responsible for determining whether revised versions of the manuals listed above are “substantially similar” for purposes of the verification safe harbor; such a determination of the sole responsibility of the creditor (or client, as the case may be).

•
Note: due to the inherent subjectivity of the foregoing “consider” and “verify” requirements, Consultant will review the creditor’s (or client’s, as the case may be) (i) policies and procedures and worksheets and (ii) methods and criteria for verification of income and assets (regardless of whether the “safe harbor” is utilized) for content only, and will not opine whether such policies and procedures,  worksheets and verification methods and criteria themselves comply with applicable law, and cannot guarantee that a court, governmental regulator, rating agency or another third party diligence provider would reach the same conclusions using such work product.

•	APOR. The APR on the loan does not exceed the threshold for the loan amount (values marked with “*” are indexed for inflation):
-	For a first-lien loan with a loan amount greater than or equal to $110,260,* 2.25% or more percentage points;
-	For a first-lien loan with a loan amount greater than or equal to $66,156* but less than $110,260*, 3.5% or more;
-	For a first lien loan with a loan amount less than $66,156,* 6.5 or more percentage points;
-	For a subordinate-lien loan with a loan amount great than or equal to $66,156*, 3.5 or more percentage points; and
-	For a subordinate-lien loan with a loan amount less than $66,156*, 6.5 or more percentage points.

Short Term ARMs.  The APR used on short term ARMs of five years or less uses the maximum rate in the first five years for the entire term of the loan.

3.7.6	Agency QM/ Temporary Qualified Mortgage (TQM) covered by the GSE Patch

In addition to the Generally Applicable Factors above, all Agency QM loans must be eligible for sale to Fannie Mae or Freddie Mac.  The selling guides for the agencies include:

•      LTV / CLTV
•      DTI – using the same calculation guidelines as QM
•      Credit Score
•      Reserves
•      Maximum Loan Amount
•      Maximum Cash Out
•      Disposable Income

Agency QM with APOR/ General Qualified Mortgage (QM) testing

Meets the test for “Agency QM” and the APOR test applicable for Revised QM.

Government QM/ General Qualified Mortgage (QM) testing

A Government QM is defined as a qualified mortgage by the U.S. Department of Housing and Urban Development under 24 CFR 201.7 and 24 CFR 203.19, the U.S. Department of Veterans Affairs under 38 CFR 36.4300 and 38 CFR 36.4500, or the U.S. Department of Agriculture under 7 CFR 3555.109. The guidelines include:
•      LTV / CLTV
•      DTI – using the same calculation guidelines as QM
•      Credit Score
•      Reserves
•      Maximum Loan Amount
•      Maximum Cash Out
•      Disposable Income

3.7.7	Safe Harbor for Revised QM Rules

For first-lien transactions, a loan receives a conclusive presumption that the consumer had the ability to repay (and hence receives the “safe harbor” presumption of QM compliance) if the APR does not exceed the APOR for a comparable transaction by 1.5 percentage points or more as of the date the interest rate is set.  A first-lien loan receives a “rebuttable presumption” that the consumer had the ability to repay if the APR exceeds the APOR for a comparable transaction by 1.5 percentage points or more but by less than 2.25 percentage points.  There are higher thresholds for loans with smaller loan amounts, for subordinate-lien transactions, and for certain manufactured housing loans—all of which will be tested by Consultant.

3.7.8  QM/ATR Reporting (Covers both Legacy and Revised QM Rules as Applicable)

For QM/TQM testing, the results of the debt-to-income test (QM) or guideline review (TQM) and the Points and Fees test will result in the following available compliance conditions as requested by the rating agencies:

•	QM/TQM-ATR Pass / Non-HPML	[QM or TQM – Pass / HPML – No]
•	QM/TQM-ATR Pass / HPML	[QM or TQM – Pass / HPML – Yes]
•	ATR Fail / Non-HPML	[QM or TQM – Fail / HPML – No]
•	ATR Fail / HPML	[QM or TQM - Fail / HPML – Yes]
•	NonQM / Compliant	[NonQM or TQM Loan, Exempt / ATR – Compliant]
•	NonQM / Noncompliant	[NonQM or TQM Loan, Exempt / ATR –Noncompliant]
•	Not Covered – / Exempt	[QM or TQM – Exempt / ATR – Exempt]

For Revised QM Rules testing, the following results will be provided to establish Verified Safe Harbor designation:

•VSH Confirmed                                        [Verified Safe Harbor}
•NVSH Confirmed                                     [Not Verified Safe Harbor]

As with ATR testing, these QM results are in addition to the existing credit and compliance related reporting currently performed by Consultant. Customized reporting is available based on mutual agreement on individual Customer needs.

3.7.9 For Legacy and Revised QM Rules

•
Current testing for Higher Priced Covered Transactions will be performed using one of two formulas, normal QM and FHA TQM. For QM, a loan will be considered a Higher Priced Covered Transaction if the APR exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor

Capitalized terms used herein, unless defined where used, shall have the meanings ascribed to such terms in the SOW.  This constitutes the entire agreement and understanding between the Parties with respect to amending the SOW.   Except as expressly set forth in this Amendment, the terms and conditions of the SOW are hereby ratified, confirmed and approved in their entirety and shall continue in full force and effect, enforceable in accordance therewith and shall govern this Amendment. This Amendment may be executed in one or more counterparts, including facsimile counterparts, each of which, when so executed, shall be deemed an original and all of which, together, shall constitute one and the same instrument.

3.8	Additional Disclosures and Requirements:

Consultant will confirm compliance with current documentation and timing requirements in effect at origination of the Mortgage Loan including:
3.8.1	Servicing Transfer Disclosure (for applications prior to 10/03/2015):
3.8.1.1	Confirm the presence of the Servicing Transfer Disclosure form in file
3.8.1.2	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”
3.8.2	Special Information Booklet (for applications prior to 10/03/2015)/ Home Loan Tool Kit (for applications on or after 10/03/2015):
3.8.2.1	Confirm the presence of the Home Loan Tool Kit is in file for covered loans.
3.8.2.2	Confirm the Home Loan Tool Kit is provided within three general business days of application
3.8.3	Affiliated Business Disclosure
3.8.3.1	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements
3.8.3.2
Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Consultant reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third-party services)

3.8.3.3	Confirm the Affiliated Business Disclosure is executed.
3.8.4	Initial Escrow Disclosure Statement
3.8.4.1	Confirm the presence of the Initial Escrow Disclosure Statement in file
3.8.4.2	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

3.9	National Flood Insurance Program (NFIP)

Each mortgage loan will be reviewed to ensure adherence to flood insurance coverage requirements as outlined under the NFIP, including identification of flood zones and subsequent policy documentation for evidence of adequate coverage amounts.

3.10	Homeowner’s Flood Affordability Act (HFIAA)
Each mortgage loan made by an FDIC-supervised institution or servicer acting on its behalf shall require the escrow of all premiums and fess for flood insurance for any designated loan secured by residential improved real estate or a mobile home, made, increased, extended or renewed on or after January 1, 2016

3.10.1	Frequency – Payable with same frequency as payments designated for the loans
3.10.2	Exceptions
3.10.2.1	Loan is an extension of credit primarily for business, commercial or agricultural purposes
3.10.2.2	Loan is in a subordinate position to a senior lien secured by the same residential improved real estate or mobile for which the borrower has obtained flood insurance
3.10.2.3	Flood Insurance coverage for the residential real estate is provided by a policy that
3.10.2.3.1	Meets requirements
3.10.2.3.2	Provided by a condominium association, cooperative or other applicable group and
3.10.2.3.3	The premium for which is paid by the condominium associate, cooperative, homeowners association, or other group as a common expense.

3.11	Equal Credit Opportunity Act (Regulation B)
3.11.1
Confirm the lender has provided the borrower a disclosure of the right to receive a copy of appraisals within three (3) business days of application.  This disclosure requirement may be met by disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).

3.11.2
Confirm that the lender has provided (delivered) copies of appraisals and all other written valuations (as disclosed to the borrower on the HUD-1 and/or contained in the Mortgage Loan File) to the borrower at least three (3) business days prior to consummation Opus uses the following test: Was appraisal/valuation documentation processed at least 6 days prior to account opening/ consummation date (3 day rule plus 3 days mailing time)?

3.11.3
For a borrower that has waived the 3-business day disclosure requirement, confirm that the borrower has either (1) signed the waiver at least three (3) business days prior to consummation or (2) has signed an acknowledgment that the waiver occurred at least three (3) business days prior to consummation. Additionally, confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

3.12	Fair Credit Report Act (Regulation V)
3.12.1
Confirm that the lender has provided the borrower the risk-based pricing notice (as required by 12 CFR § 1022.73) or credit score disclosure (as required by 12 CFR § 1022.74(d)), as applicable; (a) If the lender has provided the risk-based pricing notice, confirm the disclosure was provided before consummation, but not earlier than the approval decision was communicated to the consumer; and (b) If the lender has provided the credit score disclosure, confirm the disclosure was provided before consummation.
3.12.2	Confirm that the lender has provided a copy of the disclosure of credit score and the Notice to Home Loan Applicant (as required by 15 U.S.C. § 1681g) before consummation.

3.13	Regulatory Compliance Disclaimer

Please be advised that Consultant will not make a determination as to whether loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated herein.  There can be no assurance that the review uncovered all issues relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans.  Furthermore, the findings reached by Consultant are dependent upon its receiving complete and accurate data regarding the mortgage loans from loans originators and other third parties upon which Consultant is relying in reaching such findings.
Please be further advised that Consultant does not employ personnel who are licensed to practice law in various jurisdictions, and the findings set forth in the reports prepared by Consultant do not constitute legal advice or opinions.  They are recommendations or conclusions based on information provided to Consultant.  All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including potential liability related to the purchase or other transaction involving any such loans, shall be made solely by the Client, or other agreed upon party, that has engaged Consultant to prepare its reports pursuant to its instructions and guidelines.  Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Consultant are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use.
3.14	Seasoning and Certain Compliance Exceptions
Pursuant to the applicable NRSRO criteria, Consultant graded certain compliance exceptions as non-material based on seasoning of the mortgage loan.  Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer.  The time period is not limited for claims, other than recession, which are raised as a defense to foreclosure.  Information contained in any Consultant reports related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law.  Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.
4.	High Cost - State & Local Anti-Predatory Regulations:

In addition to federal thresholds, Consultant will review the anti-predatory lending statutes in the following states and local municipalities, as applicable, as well as any additional applicable regulations implemented during the Term of this SOW – legal guidance documentation available for detailed discussion, if necessary:
4.1	Arkansas Home Loan Protection Act, AR. Stat. Ann. § 23-53-101 et seq.
4.2	California Anti-Predatory Lending Statute, CA. Fin. Code § 4970 et seq.
4.3	California Higher Priced Mortgage Loan Statute, CA. Fin Code § 4995 et seq.
4.4	Colorado Consumer Equity Protection Act, CO. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007)
4.5	Colorado Consumer Credit Code, CO. Rev. Stat. 5-1-101 et seq.
4.6	Connecticut Abusive Home Loan Lending Practices Act, CT. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, CT. House Bill 5577 (2008).
4.7	Connecticut Nonprime Home Loan Statute, CT. Gen. Stat. §§ 36a-760 et seq. (as originally enacted and as amended by Senate Bill 949.
4.8	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. and DC Mortgage Disclosure Act of 2007.
4.9	Florida Fair Lending Act, FL. Stat. Ann. § 494.0078 et seq.
4.10	Georgia Fair Lending Act, GA. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
4.11	Idaho Residential Mortgage Practices Act, ID. Code § 26-3101 et seq.
4.12	Illinois High Risk Home Act, IL. Comp Stat. tit. 815, §§137/5 et seq.
4.13	Illinois High Risk Home Loan Regulations, 38 IL. Admin. Code § 345.10 et seq.
4.14	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
4.15	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
4.16	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
4.17	Indiana Home Loan Practices Act, IN. Code § 24-9-1-1 et seq. and as amended by 2005 In. P.L. 141 § 6 P2013-011.
4.18	Kansas Consumer Credit Code, KS. Stat. Ann. § 16a-1-101 et seq. Sections 16a-1-301, 16a-3-207 and 16a-3-308a.
4.19	Kentucky Anti-Predatory Lending Statute, KY. Rev. Stat. § 360.100 et seq. and as amended by KY. House Bill 552 (2008).
4.20	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A ME. Rev. Stat. Ann. §§ 8-101; 8-103(1); 8-206(8); 8-206A and ME. Legislative Document 1869 (2007).
4.21	Maryland Commercial Law, MD. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by MD. Senate Bill 270 (2008) and Maryland Regulations under the MD. Mortgage Lender Law (2009).
4.22	Maryland Regulations for Higher Priced Mortgage Loans, as promulgated under the MD. Mortgage Lender Law, MD. Code Ann., Fin. Instit. Code §§ 11-501 et seq.; MD. Code Regs. §§ 09.03.06.01 et seq.
4.23	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA. House Bill 4387 (2008) 20. MA. Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
4.24	Massachusetts Regulations for Higher Priced Mortgage Loans, 209 MA. Code Regs. §§ 32.00
4.25	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
4.26	Massachusetts Mortgage Lender and Broker Regulations, 940 CMR § 8.00 (15-17).
4.27	Michigan Consumer Mortgage Protection Act, MI. Stat. Ann. § 445-1631 et seq.

4.28	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
4.29	Nebraska Mortgage Bankers Registration and Licensing Act, NE. Stat.§ 45-702 et seq.
4.30	Nevada Anti-Predatory Lending Law, NV. Rev. Stat. § 598D.010 et seq. and as amended by AB 440 and 492.
4.31	New Jersey Home Ownership Security Act of 2002, NJ. Stat. Ann. § C:46:10B-22 et seq. and as amended by PL. 2004, Ch. 84 § 1.
4.32	New Mexico Home Loan Protection Act, NM. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
4.33	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
4.34	New York High Cost Home Loan Act, NY. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008). Banking Law Article 6-l (2003) and 6-m (2008).
4.35
North Carolina Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, NC. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).

4.36	Ohio Anti-Predatory Lending Statute, OH. Rev. Code Ann. §§ 1349.25 to 1349.37and § 1.63 and as amended by S.B. 185.
4.37	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
4.38	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
4.39	Oklahoma Higher –Priced Mortgage Loans Law, OK. Admin. Code §§ 160:45-9-1 et seq.
4.40	Pennsylvania Consumer Equity Protection Act, 63 PA. Cons. Stat. Ann. § 456.501 et seq.
4.41	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
4.42	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI. Gen. Laws. §§ 34-25.2-1 et seq., including the Emergency and Final Regulations.
4.43	South Carolina High-Cost and Consumer Home Loans Act, SC. Code § 37-23-10 et seq.
4.44	South Carolina Consumer Protection Code, SC. Code 37-1-101 et seq.
4.45	Tennessee Home Loan Protection Act, TN. Code Annotated §§ 45-20-101 et seq., Title 47 et seq.
4.46	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
4.47	Texas Constitution, Section 50(a)(6), Article XVI
4.48	Utah Residential Mortgage Practices Amendments, UT. Code Ann. § 61- 2c-102 et seq.
4.49	Utah High Cost Home Loan Act, UT. Code § 61-2d-101 et seq.
4.50	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
4.51	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), VA. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
4.52	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), VA. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
4.53	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
4.54	Wisconsin Responsible High Cost Mortgage Lending Act, WI. Stat. § 428.202.
4.55	West Virginia Residential Mortgage Lender, Broker and Servicer Act, WV. Code § 31-17-1 et seq.
4.56	Wyoming Credit Code, WY. Stat. Ann. §§ 40-14-101 et seq.

5.	Misrepresentation and Third Party Product Review

Validate that fraud reports and independent third party property valuations reports are in the file. The review will consist of the following:
5.1	Misrepresentation Review
Review on each loan to identify potential misrepresentations of income, employment, identity, occupancy, transaction and appraisal misrepresentation or other areas of potential misrepresentation.  The Misrepresentation may include the following:
5.1.1	Signatures
Validate signature consistency across documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable efforts to validate the consistency of signatures across documents.
5.1.2	Alerts
Assess credit report alerts for accuracy and potential issues.
5.1.3	Social Security Numbers
Compare SSN(s) across all file documents.
5.1.4	Document Integrity
Review for apparent alterations to loan documents. To the extent imaged or hard copy files are provided, Consultant will utilize reasonable review of alterations to the loan documents.
5.1.5	Data Consistency
Review the documents contained in the loan file for consistency of data.
5.1.6	Third Party Fraud Tools
To the extent a third party fraud tool is contained in the loan file, the Consultant will ensure   high level or critical warnings are reviewed and addressed.
5.2	Independent Third Party Values
Review each loan to determine whether a third party valuation product was required and if required, that the third party product value was compared to the original appraised value to identify a value variance and apply the appropriate rating agency grade after reviewing the required valuation products.
5.2.1
For loans seasoned less than 12 months a retroactive desk review will generally be ordered.  If the retroactive desk review supports the origination appraised value within a 10% variance no additional products will be required.  If the retroactive desk review does not support the original appraised value within a 10% variance, a secondary valuation product such as a field review or drive-by appraisal will be required.  If the loan is seasoned more than 12 months generally a BPO can be ordered.  The seasoning and products can be adjusted to meet specific rating agency requirements.

5.2.2	Consultant will also perform the following steps
5.2.2.1	Based on review of the original appraisal
5.2.2.1.1	Property is complete
5.2.2.1.2	Value is based on as-is condition
5.2.2.1.3	Property is described as average or better condition
5.2.2.1.4	No apparent appraiser independence violation statements
5.2.2.1.5	Appraisal addresses any adverse comments
5.2.2.2	Appraisal is completed on appropriate GSE Form
5.2.2.2.1	Appraisal contains required attachments
5.2.2.3	Appraiser was appropriately licensed at the time the appraisal was signed
5.2.3	If the valuation vendor des not supply the updated valuation product directly to the Consultant, the Client will authorize the valuation vendor to issue an attestation with sufficient information for the Consultant to determine the correct valuation product was utilized to verify the accuracy of the origination appraisal.
5.2.4	Value Review Disclaimer
5.2.4.1
The individuals performing the above procedures are not person providing valuations for the purpose of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraiser under Federal or State law, and the services being performed do not constitute appraisal reviews for the purposes of USPAP or Federal or State law.

5.2.4.2	Opus makes no representation or warranty as to the value of the mortgaged property, notwithstanding that Opus may have reviewed the valuation information for reasonableness.
5.2.4.3	Opus is not an Appraisal Management Company (“AMC”) and therefore does not opine on the actual value of the underlying property.
5.2.4.4
Opus is not a creditor within the meaning of the Equal Credit Opportunity Act (“ECOA”) or other lending laws and regulations, and therefore opus will not have and communications with or responsibility to any individual concerning property valuations.

5.3	Payment History and Servicing Comments
If a loan is seasoned more than 12 months, the Client will provide payment histories and servicing comments for (i) 36 months, or (ii) the time period required by the rating agencies.  The Consultant will review the provided payment histories and comments to determine the following:
5.3.1	– Timely payment posting
5.3.2	– Request for modification
5.3.3	– Property condition issues
5.3.4	– Change in occupancy
5.3.5	– Change in ability to pay
5.3.6	– Other items impacting the enforcement of the lien
5.4	Title Reports
5.4.1
If the loan is season over 24 months Consultant will facilitate the ordering of title reports.  Consultant and client agree the vendor providing the title reports will be responsible for issuing a separate 15E.

5.4.2	Consultant is not responsible for the accuracy of the title reports, nor makes any representations or warranties with respect to any of the information contained in the title reports.
5.5	Updated FICO Scores
If the FICO score contained in the loan file is aged more than 6 months, an updated FICO score will be required
5.6	Properties in FEMA declared disaster zones.
If a FEMA declared disaster occurs after the inspection date on the appraisal, Consultant will review the file to determine if an exterior inspection to ensure
5.6.1	No apparent damage to the property
5.6.2	Property appears to be occupied

6.	Data Compare

Client will provide a data tape with the following data fields and Consultant will compare the field to the applicable source document and report any variance.  Consultant and Client can mutually agree to change the listed fields a review by review basis.
6.1	- Appraised Value
6.2	CLTV
6.3	DTI
6.4	FICO
6.5	Interest Only
6.6	Interest Rate
6.7	Loan Term
6.8	Loan Purpose
6.9	LTV
6.10	Occupancy
6.11	Original Balance
6.12	Property Address
6.13	Property City
6.14	Property State
6.15	Property Type
6.16	Sales Price
6.17	Second Mortgage Lien Amount
6.18	Self Employed
6.19	Units
6.20	Zip Code
6.21	Loan Type
6.22	QM Status

7.	Fitch Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Fitch in their current industry publications as updated from time to time.
8.	Moody’s Grading Criteria

Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Moody’s in their current industry publications as updated from time to time.

9.    Kroll Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Kroll in their current industry publications as updated from time to time.

10.	Standard & Poor’s Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by Standard & Poor’s in their current industry publications and updated from time to time.

11.	DBRS Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The methodology for the application of the RMBS grading as defined by DBRS in their current industry publications and updated from time to time.

12.	Opus Grading Criteria
Grading shall be provided for each exception, each exception category and holistically for each loan. The following grading is not intended for securitization reviews and Opus will not issue a Rating Agency Narrative, Reliance or Form ABS Due Diligence 15E if Client elects to utilize the following grading criteria. The methodology for the application of grading is defined by Opus and updated from time to time shall be determined as follows:
12.1	Opus Credit Grades
12.1.1	Opus Level 1 Credit Grade Definition
Loan was originated in accordance with the mortgage loan originator underwriting guidelines without exception.
12.1.2	Opus Level 2 Credit Grade Definition
Loan was originated in substantial compliance with the originator's underwriting guidelines and there are sufficient compensating factors for any exceptions.
12.1.3	Opus Level 3 Credit Grade Definition
Loan was not originated in substantial compliance with the originator's underwriting guidelines and there are insufficient compensating factors for the exceptions or is missing material documentation.
12.2	Opus Property Grades
12.2.1	Opus Level 1 Property Grade Definition
Property value appears to be within 10% of original appraised amount and there are no material deficiencies in the appraisal process.
12.2.2	Opus Level 2 Property Grade Definition
Property value appears to be within 10% of original appraised amount, but minor issues in the appraisal process were identified.
12.2.3	Opus Level 3 Property Grade Definition

Property value does not appear to fall within 10% of the original appraised value and/or material deficiencies exist with respect to the appraisal process or the file is missing material documentation.
12.3	Opus Compliance Grades
12.3.1	Opus Level 1 Compliance Grade Definition
Loan complies with all applicable laws and regulations reviewed under the applicable scope of work.
12.3.2	Opus Level 2 Compliance Grade Definition
There are minor issues regarding legal and/or regulatory compliance but such issues do not represent risks to the enforceability of the borrower's obligation under the loan documents and will not result in assignee liability to the investor.
12.3.3	Opus Level 3 Compliance Grade Definition
Loan is not in compliance with laws and regulations reviewed under the applicable scope of work or the loan is missing material documentation.

Multiple Loans to One Borrower: TPR firm reviewed common identifiers for all loans in the population and confirmed there were six (6) obligors with multiple loans in the pool.

Property Inspection Waivers:  One (1) loan contained Property Inspections Waivers (PIW).  A 2055 Exterior Only Inspection Report was obtained as a secondary product to confirm the value indicated on the PIW.   An initial grade property value grade of a “C” was assigned to the PIW loans. If the secondary product supported the value indicated on the PIW, a final property grade of a “B” was assigned.

Pool Details

Loan Type
Type	Count	% of Pool
Non-Conforming	0	0.00%
Conforming-GSE Eligible	202	100.00%
Total	202	100.00%

Interest Rate
Type	Count	% of Pool
2.500 - 2.999	1	0.50%
3.000 - 3.499	9	4.46%
3.500 - 3.999	16	7.92%
4.000 - 4.499	9	4.46%
4.500 - 4.999	0	0.00%
5.000 - 5.499	2	0.99%
5.500 - 5.999	10	4.95%
6.000 - 6.499	0	0.00%
6.500 - 6.999	4	1.98%
7.000 - 7.499	47	23.27%
7.500 - 7.999	88	43.56%
8.000 - 8.499+	16	7.92%
Total	202	100.00%

Purpose
Type	Count	% of Pool
Cash out Refi	36	17.82%
Purchase	161	79.70%
Rate / Term Refi	5	2.48%
Total	202	100.00%

Product Type
Type	Count		% of Pool
Fixed		202	100.00%
ARM		0	0.00%
Total		202	100.00%

Occupancy
Type	Count		% of Pool
Primary Residence		0	0.00%
Second Home		0	0.00%
Investment Property		202	100.00%
Total		202	100.00%

Property Type
Type	Count		% of Pool
Single Family Detached		69	34.16%
Townhouse		12	5.94%
Condo, Low Rise		22	10.89%
Condo, High Rise		0	0.00%
PUD		71	35.15%
1 Family Attached		2	0.99%
2 Family		12	5.94%
3 Family		6	2.97%
4 Family		8	3.96%
Total		202	100.00%

DTI
Type	Count	% of Pool
0.00-20.00	8	3.96%
20.01-30.00	47	23.27%
30.01-40.00	57	28.22%
40.01-45.00	41	20.30%
45.01-50.00	49	24.26%
Total	202	100.00%

QM Type
Type	Count	% of Pool
QM: Safe Harbor GSE Temporary	7	3.47%
QM: Safe Harbor APOR	2	0.99%
QM/HPML	0	0.00%
ATR/QM: Exempt	193	95.54%
Total	202	100.00%

LTV
Type	Count	% of Pool
0.00-30.00	2	0.99%
30.01-40.00	3	1.49%
40.01-50.00	10	4.95%
50.01-60.00	24	11.88%
60.01-70.00	27	13.37%
70.01-80.00	128	63.37%
80.01-90.00	8	3.96%
Total	202	100.00%

Tape Discrepancies

Data Element	Count	Accuracy
Borrower 1 Last Name	1	99.50%
CLTV	120	40.59%
Interest Rate	4	98.02%
Loan Amount	4	98.02%
Primary Appraised Property Value	9	95.54%
Property Address	1	99.50%
Property City	3	98.51%
Property Type	5	97.52%
Property Zip Code	2	99.01%
Qualifying FICO	3	98.51%
Sales Price	7	96.53%
Term	1	99.50%
Total Loan Population	202

Loan Grading Definitions

Credit

S&P	Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A	A	Loan conforms to all applicable guidelines, no conditions noted
B	B	B	B	B	Loan does not meet every applicable credit guideline. However, most of the loan characteristics are within the guidelines and there are documented and significant compensating factors
C	C	C	C	C	The loan does not meet every applicable credit guideline, and most of the loan characteristics are outside of guidelines; or there are weak or no compensating factors
D	D	D	D	D	The loan file is missing critical documentation required to perform the review

Compliance

S&P	Moody’s	Kroll	DBRS	Definition
A	A	A	A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	B	B	B	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations; however, minor evidentiary issue(s) exist
C	C	C	C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	D	D	D	The loan file is missing critical documentation required to perform the review

Fitch	Definition
A	The loan was originated in compliance with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
B	The loan is in compliance with all applicable laws and regulations and a benefit to the borrower is present and documented
C	The includes material violation(s) with applicable federal, state, and local predatory and high cost, TILA, and Regulation Z laws and regulations
D	The loan file is missing critical documentation required to perform the review

Property Valuation

Moody’s	Fitch	Kroll	DBRS	Definition
A	A	A	A
Value is within a 10% variance of third party product. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B	B	B	B	Meets all terms for an A, but property requires cosmetic or minor repairs that do not effect value or habitability
C	C	C	C
Any of the following items: Origination value and third party valuation product value has a variance of 10% or greater, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	D	D	D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

S&P	Definition
A
First Level Review Value is within a 10% variance to the original appraisal. Appraisal meets lender guidelines. Subject property is 100% complete. Property condition is average or better. Standard GSE form was utilized. Appraiser is licensed. Appraisal is complete.

B
First Level Review Value is greater than a 10% variance to the original appraisal but the second level review value is within 10% variance of the original appraised value. In addition, property requires cosmetic or minor repairs that do not effect value or habitability

C
Any of the following items: Second Level Review Value is greater than a 10% variance to the original appraisal, cannot validate value, property is incomplete, property condition is less than average, GSE form was not utilized, and/or the appraisal and/or does not meet guidelines

D	The loan file was missing the appraisal and/or other valuations products needed to complete the review

Loan Review Findings

The following summarizes Consultant’s initial and final loan securitization and event grades assigned to the final reviewed loan pool and reported in the Agency Grading Report dated October 8, 2024.
	DBRS Overall Loan Grade						DBRS Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	119	0	0	0		A	154	0	0	0
	B	0	1	0	0		B	0	0	0	0
	C	64	1	0	0		C	31	0	0	0
	D	16	1	0	0		D	16	1	0	0

	DBRS Compliance Grading						DBRS Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	187	0	0	0		A	160	0	0	0
	B	0	1	0	0		B	0	0	0	0
	C	13	0	0	0		C	41	1	0	0
	D	1	0	0	0		D	0	0	0	0

	S&P Overall Loan Grade						S&P Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	119	0	0	0		A	154	0	0	0
	B	0	1	0	0		B	0	0	0	0
	C	52	13	0	0		C	31	0	0	0
	D	15	2	0	0		D	16	1	0	0

	S&P Compliance Grading						S&P Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	187	0	0	0		A	160	0	0	0
	B	0	1	0	0		B	0	0	0	0
	C	13	0	0	0		C	28	14	0	0
	D	1	0	0	0		D	0	0	0	0

	Kroll Overall Loan Grade						Kroll Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	119	0	0	0		A	154	0	0	0
	B	0	1	0	0		B	0	0	0	0
	C	64	1	0	0		C	31	0	0	0
	D	16	1	0	0		D	16	1	0	0

	Kroll Compliance Grading						Kroll Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	187	0	0	0		A	160	0	0	0
	B	0	1	0	0		B	0	0	0	0
	C	13	0	0	0		C	41	1	0	0
	D	1	0	0	0		D	0	0	0	0

	Moody's Overall Loan Grade						Moody's Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	119	0	0	0		A	154	0	0	0
	B	0	1	0	0		B	0	0	0	0
	C	64	1	0	0		C	31	0	0	0
	D	16	1	0	0		D	16	1	0	0

	Moody's Compliance Grading						Moody's Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	187	0	0	0		A	160	0	0	0
	B	0	1	0	0		B	0	0	0	0
	C	13	0	0	0		C	41	1	0	0
	D	1	0	0	0		D	0	0	0	0

	Fitch Overall Loan Grade						Fitch Credit Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	119	0	0	0		A	154	0	0	0
	B	0	1	0	0		B	0	0	0	0
	C	64	1	0	0		C	31	0	0	0
	D	16	1	0	0		D	16	1	0	0

	Fitch Compliance Grading						Fitch Value Grading

	Final Grade						Final Grade

Initial Grade		A	B	C	D	Initial Grade		A	B	C	D
	A	187	0	0	0		A	160	0	0	0
	B	0	1	0	0		B	0	0	0	0
	C	13	0	0	0		C	41	1	0	0
	D	1	0	0	0		D	0	0	0	0

Loans Reviewed (202 Loans)

1000475045	1000542769	1000542857	1000465285	1000542739	1000542801	1000542762	1000542893
1000465121	1000542819	1000542927	1000465289	1000542946	1000465113	1000543009	1000542782
1000542969	1000542876	1000465109	1000542973	1000542890	1000542777	1000465208	1000465140
1000542810	1000542797	1000418966	1000542792	1000542953	1000542887	1000542970	1000542881
1000418910	1000542863	1000542873	1000542860	1000542920	1000542759	1000419092	1000542837
1000418992	1000465115	1000542754	1000419205	1000542843	1000542826	1000465174	1000475041
1000542877	1000542923	1000542767	1000475033	1000419113	1000465118	1000418998	1000418950
1000542972	1000542846	1000465183	1000542916	1000542937	1000475044	1000542839	1000475032
1000465099	1000542751	1000419074	1000418996	1000542885	1000542814	1000542854	1000418980
1000542889	1000542833	1000542774	1000542808	1000542911	1000542957	1000542930	1000465274
1000543003	1000542944	1000542799	1000465266	1000542867	1000542736	1000419142	1000475028
1000475023	1000419080	1000419271	1000418981	1000465146	1000542822	1000542947	1000418997
1000542884	1000542803	1000542879	1000418964	1000542940	1000517638	1000542786	1000542934
1000542811	1000465131	1000542931	1000465108	1000465141	1000419095	1000465142	1000542959
1000542952	1000542912	1000542842	1000542849	1000542945	1000542943	1000542815	1000542898
1000542821	1000542907	1000465249	1000542928	1000542735	1000419132	1000542975	1000542840
1000542988	1000542962	1000419015	1000542904	1000419243	1000542852	1000542830	1000542771
1000542993	1000542987	1000465267	1000475021	1000542981	1000419251	1000465188	1000419012
1000465236	1000542746	1000465247	1000465282	1000542901	1000542858	1000542991	1000419230
1000418983	1000542806	1000465221	1000542926	1000542825	1000465181	1000542966	1000542903
1000542851	1000542892	1000542800	1000418991	1000542861	1000542965	1000465143
1000419009	1000542731	1000542783	1000542779	1000542807	1000542951	1000419250
1000542765	1000542772	1000542768	1000542816	1000418990	1000542785	1000419088
1000542963	1000418985	1000542834	1000419272	1000543006	1000542967	1000542784
1000542882	1000542828	1000542960	1000418952	1000542770	1000542752	1000418962
1000465261	1000418970	1000542766	1000542871	1000542942	1000465137	1000542910

                         If you have any questions, please contact Uriah Clavier at Uriah.Clavier@opuscmc.com